SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                       Date of Report
                       (Date of earliest
                       event reported):        November 19, 2002


                      State Financial Services Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-18166                         39-1489983
   ---------                     -------                         ----------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)


           10708 West Janesville Road, Hales Corners, Wisconsin 53130
           ----------------------------------------------------------
          (Address of principal executive offices, including Zip code)


                                 (414) 425-1600
                                 --------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.

     On November 19, 2002, State Financial Services Corporation (the "Company") issued a press release announcing that Timothy L. King, the Company's Senior Vice President and Chief Financial Officer, died of natural causes on November 18, 2002 at age 57. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Press Release of State Financial Services Corporation, dated
                    November 19, 2002.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STATE FINANCIAL SERVICES CORPORATION



Date:  November 19, 2002                    By:   /s/ Michael J. Falbo
                                                --------------------------------
                                                Michael J. Falbo
                                                President and Chief Executive
                                                Officer



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

                      STATE FINANCIAL SERVICES CORPORATION

                   Exhibit Index to Current Report on Form 8-K



Exhibit
Number

(99) Press Release of State Financial Services Corporation, dated November 19, 2001.







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